Exhibit 99.3

SUNCOKE ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements of SunCoke Energy Partners, L.P. (the “Partnership”) consist of a Combined Balance Sheet as of September 30, 2014 and Combined Statements of Operations for the fiscal years ended December 31, 2013, 2012 and 2011 and for the nine months ended September 30, 2014 and 2013. The unaudited pro forma combined financial statements included herein have been derived from the historical financial statements of the Partnership and Gateway Energy & Coke Company, LLC (“Gateway”). The unaudited pro forma combined financial statements do not necessarily reflect what our financial position and results of operations would have been if we had operated as an independent, publicly-traded partnership during the periods shown. In addition, they are not necessarily indicative of our future results of operations or financial condition. The assumptions and adjustments give pro forma effect to events, described below, that are (i) directly attributable to those events, (ii) factually supportable and (iii) with respect to the pro forma combined financial statements, expected to have a continuing impact on the Partnership. The actual adjustments may differ from the pro forma adjustments.

The contribution by Sun Coal & Coke LLC (“Sun Coal & Coke”), a wholly owned subsidiary of SunCoke Energy Inc. (“SunCoke”), to the Partnership of its 75.0 percent interest in Gateway will be recorded at SunCoke’s historical cost as it is considered to be a reorganization of entities under common control. The pro forma adjustments in the following unaudited pro forma Combined Statement of Operations for the fiscal years ended December 31, 2013, 2012, and 2011 and the nine months ended September 30, 2014 and 2013 have been prepared as if Sun Coal & Coke contributed its 75.0 percent interest in Gateway to the Partnership on January 1, 2011. The pro forma adjustments in the following unaudited pro forma Combined Statements of Operations for the fiscal years ended December 31, 2013, 2012, and 2011 and the nine months ended September 30, 2014 and 2013 have been prepared as if the completion of a $200.0 million senior notes offering by the Partnership (the “Senior Notes Offering”) occurred on January 1, 2013. The pro forma adjustments in the following unaudited pro forma Combined Balance Sheet as of September 30, 2014 have been prepared as if both Sun Coal & Coke’s contribution of its 75.0 percent interest in Gateway to the Partnership and the Senior Notes Offering occurred on September 30, 2014. The unaudited pro forma combined financial statements should be read in conjunction with the notes accompanying such unaudited pro forma combined financial statements and with the audited historical financial statements of the Partnership and of Gateway incorporated by reference herein.

The unaudited pro forma combined financial statements give effect to the following transactions:

•	the issuance (i) to Sun Coal & Coke of approximately $50.6 million of common units, representing a 4.7% limited partner interest in us and (ii) to our general partner of $1.0 million of general partner interests in us to maintain its 2% general partner interest;

•	the contribution of a 75.0 percent interest in Gateway and corresponding creation of a noncontrolling interest representing SunCoke’s retained 25.0 percent interest in Gateway;

•	the issuance of $200.0 million aggregate principal amount of the Partnership’s senior notes (the “Senior Notes”) with an issuance premium of $4.0 million under the Senior Notes Offering;

•	the payment of debt financing fees and other transaction costs related to the Senior Notes Offering of $5.9 million;

•	the elimination of intercompany sales from Kanawha River Terminals (“KRT”) to Gateway of $0.9 million and $0.1 million for the nine months ended September 30, 2014 and the twelve months ended December 31, 2013, respectively. The Partnership acquired KRT, a leading metallurgical and thermal coal blending and handling service provider, during the fourth quarter of fiscal year 2013.

•	the application of the net proceeds of the Senior Notes Offering, as described in “Use of Proceeds”;

•	a reduction in parent net equity for tax credits and net operating loss carryforwards generated by Gateway, which were used by SunCoke; and

•	the change in tax status of Gateway to a non-taxable entity as part of the Partnership.

SunCoke Energy Partners, L.P.

Pro Forma Combined Balance Sheet (Unaudited)

As of September 30, 2014

($ in millions)

	Partnership Historical	Gateway Historical	Pro Forma Adjustments			Partnership Pro Forma
Assets
Cash and cash equivalents	$26.9	$—		$204.0	(a)	$76.7
				(5.9	)(b)
				(148.3	)(c)
Receivables	26.2	6.1		(6.1	)(f)	26.2
Receivables from affiliates, net	0.8	—				0.8
Inventories	71.2	24.8				96.0
Other current assets	2.0	0.4				2.4

Total current assets	127.1	31.3		43.7		202.1

Properties, plants and equipment, net	894.3	322.3		(7.1	)(d)	1,209.5
Goodwill and other intangible assets, net	15.3	—				15.3
Deferred income taxes	—	27.0		(135.4	)(d)	—
				108.4	(e)
Deferred charges and other assets	14.1	—		5.3	(b)	19.4

Total assets	$1,050.8	$380.6		$14.9		$1,446.3

Liabilities and Equity
Accounts payable	$46.7	$19.9	$			$66.6
Accrued liabilities	6.5	5.5				12.0
Short-term debt
Interest payable	4.9	—				4.9

Total current liabilities	58.1	25.4		—		83.5

Long-term debt	412.0	—		204.0	(a)	616.0
				148.3	(c)
				(148.3	)(c)
Deferred income taxes	3.7	—		38.3	(e)	42.0
Asset retirement obligations	—	5.2				5.2
Other deferred credits and liabilities	1.1	0.1				1.2

Total liabilities	474.9	30.7		242.3		747.9

Equity
Parent net equity	—	349.9		(0.6	)(b)	—
				(148.3	)(c)
				(142.5	)(d)
				70.1	(e)
				(6.1	)(f)
				(122.5	)(g)
Held by public:
Common units	238.8	—				238.8
Held by parent:
Common units	113.8	—		26.8	(g)	140.6
Subordinated units	203.4	—		61.9	(g)	265.3
General partner interest	8.9	—		3.2	(g)	12.1

Parent net equity/partners’ capital attributable to SunCoke Energy Partners, L.P.	564.9	349.9		(258.0)		656.8
Noncontrolling interests	11.0	—		30.6	(g)	41.6

Total parent net equity/partners’ capital	575.9	349.9		(227.4)		698.4

Total liabilities and equity	$1,050.8	$380.6		$14.9		$1,446.3

SunCoke Energy Partners, L.P.

Pro Forma Combined Statement of Operations (Unaudited)

For the Year Ended December 31, 2013

($ in millions)

	Partnership Historical	Gateway Historical	Pro Forma Adjustments		Partnership Pro Forma
Revenues
Sales and other operating revenue	$687.3	$244.5	$(0.1	)(j)	$931.7

Costs and operating expenses
Cost of products sold and operating expenses	510.1	205.4	(0.1	)(j)	715.4
Selling, general and administrative expenses	21.4	6.9			28.3
Depreciation and amortization expense	33.0	13.6			46.6

Total costs and operating expenses	564.5	225.9	(0.1)		790.3

Operating income	122.8	18.6	—		141.4
Interest expense	15.4	—	1.1	(h)	30.6
			14.1	(i)

Income (loss) before income tax expense	107.4	18.6	(15.2)		110.8
Income tax expense (benefit)	4.5	(2.7)	3.1	(e)	4.9

Net income (loss)	$102.9	$21.3	$(18.3)		$105.9
Less: Net income attributable to the noncontrolling interests	40.8	—	4.6	(k)	45.4

Net income attributable to SunCoke Energy Partners, L.P./Predecessor	62.1	21.3	(22.9)		60.5
Less: Predecessor net income prior to the initial public offering on January 24, 2013	3.5	—	—		3.5

Net income attributable to SunCoke Energy Partners, L.P., subsequent to initial public offering	$58.6	$21.3	$(22.9)		$57.0

General partner’s interest in net income	$1.6	$21.3	$(22.9)		$—
Limited partner’s interest in net income	$57.0	$—	$—		$57.0
Net income per common unit (basic and diluted)	$1.81				$1.62
Net income per subordinated unit (basic and diluted)	$1.81				$1.81
Weighted average common units outstanding (basic and diluted)	15.7				17.6
Weighted average subordinated units outstanding (basic and diluted)	15.7				15.7

SunCoke Energy Partners, L.P.

Pro Forma Combined Statement of Operations (Unaudited)

For the Year Ended December 31, 2012

($ in millions)

	Predecessor Historical	Gateway Historical	Partnership Pro Forma
Revenues
Sales and other operating revenue	$740.2	$273.7	$1,013.9

Costs and operating expenses
Cost of products sold and operating expenses	593.5	227.6	821.1
Selling, general and administrative expenses	22.0	8.0	30.0
Depreciation expense	33.2	13.2	46.4

Total costs and operating expenses	648.7	248.8	897.5

Operating income	91.5	24.9	116.4
Interest expense	10.3	—	10.3

Income before income tax expense	81.2	24.9	106.1
Income tax expense (benefit)	24.4	(1.1)	23.3

Net income attributable to SunCoke Energy Partners, L.P./Predecessor	$56.8	$26.0	$82.8

SunCoke Energy Partners, L.P.

Pro Forma Combined Statement of Operations (Unaudited)

For the Year Ended December 31, 2011

($ in millions)

	Predecessor Historical	Gateway Historical	Partnership Pro Forma
Revenues
Sales and other operating revenue	$449.8	$251.3	$701.1

Costs and operating expenses
Cost of products sold and operating expenses	367.2	219.9	587.1
Selling, general and administrative expenses	25.7	7.7	33.4
Depreciation expense	18.6	13.1	31.7

Total costs and operating expenses	411.5	240.7	652.2

Operating income	38.3	10.6	48.9
Interest expense	4.7	—	4.7

Income before income tax expense	33.6	10.6	44.2
Income tax expense	2.8	(8.5)	(5.7)

Net income attributable to SunCoke Energy Partners, L.P.	$30.8	$19.1	$49.9

SunCoke Energy Partners, L.P.

Pro Forma Combined Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2014

($ in millions)

	Partnership Historical	Gateway Historical	Pro Forma Adjustments		Partnership Pro Forma
Revenues
Sales and other operating revenue	$480.8	$169.1	$(0.9	)(j)	$649.0

Costs and operating expenses
Cost of products sold and operating expenses	353.5	132.6	(0.9	)(j)	485.2
Selling, general and administrative expenses	16.4	4.4			20.8
Depreciation and amortization expense	30.1	10.2			40.3

Total costs and operating expenses	400.0	147.2	(0.9)		546.3

Operating income	80.8	21.9	—		102.7
Interest expense	30.1	—	0.8	(h)	41.4
			10.5	(i)

Income before income tax	50.7	21.9	(11.3)		61.3
Income tax expense (benefit)	1.0	7.7	(7.6	)(e)	1.1

Net income (loss)	$49.7	$14.2	$(3.7)		$60.2
Less: Net income attributable to the noncontrolling interests	15.1	—	5.4	(k)	20.5

Net income attributable to SunCoke Energy Partners, L.P.	$34.6	$14.2	$(9.1)		$39.7

General partner’s interest in net income	$1.4	$14.2	$(9.1)		$6.5
Limited partner’s interest in net income	$33.2	$—	$—		$33.2
Net income per common unit (basic and diluted)	$1.01				$0.92
Net income per subordinated unit (basic and diluted)	$0.89				$0.89
Weighted average common units outstanding (basic and diluted)	19.0				20.9
Weighted average subordinated units outstanding (basic and diluted)	15.7				15.7

SunCoke Energy Partners, L.P

Pro Forma Combined Statement of Operations (Unaudited) For the Nine Months Ended September 30, 2013

($ in millions)

	Partnership Historical	Gateway Historical	Pro Forma Adjustments	Partnership Pro Forma
Revenues
Sales and other operating revenue	$514.6	$186.7	$—	$701.3

Costs and operating expenses
Cost of products sold and operating expenses	383.3	158.0	—	541.3
Selling, general and administrative expenses	16.5	5.1	—	21.6
Depreciation and amortization expense	23.5	9.9	—	33.4

Total costs and operating expenses	423.3	173.0	—	596.3

Operating income	91.3	13.7	—	105.0
Interest expense	12.3	—	0.8 (h)	23.6
			10.5 (i)

Income (loss) before income tax	79.0	13.7	(11.3)	81.4
Income tax expense (benefit)	4.2	(1.7)	2.0 (e)	4.5

Net income (loss)	$74.8	$15.4	$(13.3)	$76.9
Less: Net income attributable to noncontrolling interests	30.0	—	3.3 (k)	33.3

Net income (loss) attributable to SunCoke Energy Partners, L.P./Predecessor	44.8	15.4	(16.6)	43.6
Less: Predecessor net income prior to initial public offering on January 24, 2013	3.5	—	—	3.5

Net income attributable to SunCoke Energy Partners, L.P. subsequent to initial public offering	$41.3	$15.4	$(16.6)	$40.1

General partner’s interest in net income	$0.9	$15.4	$(16.6)	$(0.3)
Limited partners’ interest in net income	$40.4	$—	$—	$40.4
Net income per common unit (basic and diluted)	$1.29			$1.15
Net income per subordinated unit unit (basic and diluted)	$1.29			$1.29
Weighted average common units outstanding (basic and diluted)	15.7			17.6
Weighted average subordinated units outstanding (basic and diluted)	15.7			15.7

Notes to Unaudited Pro Forma Financial Statements

1. Basis of Presentation

The unaudited pro forma combined financial statements of SunCoke Energy Partners, L.P. (the “Partnership”) consist of a Combined Balance Sheet as of September 30, 2014 and Combined Statements of Operations for the fiscal years ended December 31, 2013, 2012 and 2011 and for the nine months ended September 30, 2014 and 2013. The unaudited pro forma combined financial statements included herein have been derived from the historical financial statements of the Partnership and Gateway Energy & Coke Company, LLC (“Gateway”). The unaudited pro forma combined financial statements do not necessarily reflect what our financial position and results of operations would have been if we had operated as an independent, publicly-traded partnership during the periods shown. In addition, they are not necessarily indicative of our future results of operations or financial condition. The assumptions and adjustments give pro forma effect to events, described below, that are (i) directly attributable to the those events, (ii) factually supportable and (iii) with respect to the pro forma combined financial statements, expected to have a continuing impact on the Partnership. The actual adjustments may differ from the pro forma adjustments.

The unaudited pro forma combined financial statements give effect to the following transactions:

•	the issuance (i) to Sun Coal & Coke of approximately $50.6 million of common units, representing a 4.7% limited partner interest in us and (ii) to our general partner of $1.0 million of general partner interests in us to maintain its 2% general partner interest;

•	the contribution of a 75.0 percent interest in Gateway and corresponding creation of a noncontrolling interest representing SunCoke’s retained 25.0 percent interest in Gateway;

•	the issuance of $200.0 million aggregate principal amount of the Partnership’s senior notes (the “Senior Notes”) with an issuance premium of $4.0 million under the Senior Notes Offering

•	the payment of debt financing fees and other transaction costs related to the Senior Notes Offering of $5.9 million;

•	the elimination of intercompany sales from Kanawha River Terminals (“KRT”) to Gateway of $0.9 million and $0.1 million for the nine months ended September 30, 2014 and the twelve months ended December 31, 2013, respectively. The Partnership acquired KRT, a leading metallurgical and thermal coal blending and handling service provider, during the fourth quarter of fiscal year 2013.

•	the application of the net proceeds of the Senior Notes Offering, as described in “Use of Proceeds”;

•	a reduction in parent net equity for tax credits and net operating loss carryforwards generated by Gateway, which were used by SunCoke; and

•	the change in tax status of Gateway to a non-taxable entity as part of the Partnership.

2. Pro Forma Adjustments and Assumptions

A general description of these transactions and adjustments is provided as follows:

(a) reflects the issuance of $200.0 million aggregate principal amount of Senior Notes with an issuance premium of $4.0 million.

(b) reflects payment of $5.3 million in debt financing fees related to the Senior Notes Offering and $0.6 million in other structuring and transaction costs.

(c) represents $198.1 million in net proceeds from the Senior Notes Offering, which the Partnership will use to pay off $148.3 million in debt (“SunCoke 2019 Notes”) assumed by the Partnership, inclusive of $5.6 million of accrued interest and a $7.7 million call premium incurred as a result of the debt extinguishment. All interest expense was historically settled through intercompany transactions with SunCoke.

The accrued interest was reflected on Gateway’s historical balance sheet within parent net equity as Gateway was not historically obligated to make cash payments for interest. In addition, $45.0 million of proceeds will be retained by the Partnership to fund future environmental liabilities with the remaining $4.8 million of proceeds being retained for general corporate purposes.

(d) reflects a reduction in parent net equity for tax credits and net operating loss carryforwards and other tax-related items not contributed to the Partnership.

(e) reflects the change in the effective tax rate of the Partnership as a result of the acquisition of Gateway, which had the following effects:

(i) the elimination of Gateway’s historical non-current deferred income tax liability of $70.1 million and the reclassification of the remaining $38.3 million of historical non-current deferred income tax liabilities related to Gateway Cogeneration Company LLC, which were historically included within Gateway’s net non-current deferred income tax asset; and

(ii) income tax expense of $7.6 million has been eliminated for the nine months ended September 30, 2014 and income tax benefit of $3.1 million and $2.0 million have been eliminated for the year ended December 31, 2013 and the nine months ended September 30, 2013, respectively.

(f) reflects the amount of the accounts receivable balance of Gateway that will be retained by Sun Coal & Coke at the closing of the Senior Notes Offering.

(g) represents $30.6 million of parent net equity attributable to noncontrolling interest and $91.9 million of remaining parent net equity. The Partnership will own a 75% interest in Gateway with SunCoke owning the remaining 25%. The Partnership will consolidate the financial results of Gateway and has recorded a noncontrolling interest in the pro forma Combined Balance Sheet and Statements of Operations with respect to the 25% interest held by SunCoke.

The net equity attributable to the controlling and noncontrolling interests was calculated based on Gateway’s historical parent net equity of $349.9 million as adjusted for the transactions to be effected at the closing of the Senior Notes Offering as if they had occurred on September 30, 2014 as detailed in footnotes (c) through (f) above.

The controlling and noncontrolling interests are calculated as follows:

	Gateway Historical	Pro Forma Adjustments		Total
Parent net equity	$349.9	(0.6	)(b)
		(148.3)	(c)
		(142.5)	(d)
		70.1	(e)
		(6.1)	(f)
Parent net equity to allocate to the controlling and noncontrolling interests	$349.9	$(226.6)		$122.5

Controlling interest		(227.4)		91.9
Noncontrolling interest				30.6

(h) reflects the amortization of $1.1 million, $0.8 million and $0.8 million for the year ended December 31, 2013 and the nine months ended September 30, 2014 and 2013, respectively, associated with the debt financing fee amortized over the life of the Senior Notes.

(i) reflects the interest expense related to the Senior Notes as if such debt was issued on January 1, 2013. The interest expense for the senior notes, including amortization of the $4.0 million issuance premium, was $14.1 million, $10.5 million and $10.5 million for the year ended December 31, 2013 and the nine months ended September 30, 2014 and 2013, respectively, and was computed using an assumed interest rate of 7.375%. A 0.125% increase in the assumed interest rate on the Senior Notes would increase annual interest expense by $0.1 million, while a 0.125% decrease in the assumed interest rate would decrease annual interest expense by $0.3 million.

(j) reflects the elimination of intercompany sales from Kanawha River Terminals (“KRT”) to Gateway of $0.9 million and $0.1 million for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively. The Partnership acquired Kanawha River Terminals, a leading metallurgical and thermal coal blending and handling service provider, during the fourth quarter of fiscal year 2013.

(k) reflects net income attributable to the 25% ownership in Gateway held by noncontrolling interest. Net income attributable to noncontrolling interest excludes costs discussed in footnotes (h) and (i) above.

3. Pro Forma Net Income per Unit

Our historical allocation of net income to limited partners and net income per unit included under the “Partnership Historical” column in the unaudited pro forma combined statement of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 and 2013 was determined using net income attributable to the Partnership subsequent to its initial public offering of units on January 24, 2013.

Pro forma net income per limited partner unit is determined by dividing the pro forma net income available to the limited partners by the number of common units and subordinated units outstanding after the Gateway Transaction using the two class method. For purposes of this calculation, we assumed that the aggregate weighted average number of units outstanding was 17.6 million common units and 15.7 million subordinated units for the year ended December 31, 2013 and the nine months ended September 30, 2013. We assumed that the aggregate weighted average number of units outstanding was 20.9 million common units and 15.7 million subordinated units for the nine months ended September 30, 2014. The principal difference between our common units and subordinated units is that in any quarter during the subordination period, holders of the subordinated units are not entitled to receive any distribution until the common units have received the minimum quarterly distribution plus any arrearages in the payment of the minimum quarterly distribution from prior quarters. Please read “How We Make Distributions To Our Partners.”

Pro forma net income per unit has not been presented for the years ended December 31, 2012 and 2011, as the Partnership did not complete its initial public offering of limited partner units until January 24, 2013 and no units were outstanding prior to the initial public offering.